UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

First Eagle Alternative Capital BDC, Inc.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CRESCENT CAPITAL BDC, INC.

FIRST EAGLE ALTERNATIVE CAPITAL BDC, INC.

Supplement No. 1, dated March 7, 2023, to the

Proxy Statement/Prospectus, dated January 20, 2023

This supplement contains information that amends, supplements or modifies certain information contained in the prospectus of Crescent Capital BDC, Inc. (“CCAP”), dated January 20, 2023 (the “Prospectus”), and the definitive proxy statement of First Eagle Alternative Capital BDC, Inc. (“FCRD”), dated January 20, 2023 (the “Proxy Statement” and, together with the Prospectus, the “Proxy Statement/Prospectus”). This supplement is part of, and should be read in conjunction with, the Proxy Statement/Prospectus. The Proxy Statement/Prospectus has been filed with the U.S. Securities and Exchange Commission (the “SEC”), and is available free of charge at www.sec.gov or by calling CCAP at (310) 235-5900, by sending an email to CCAP at investor.relations@crescentcap.com, or on its website at http://www.crescentbdc.com, or by contacting FCRD at 500 Boylston St., Suite 1200, Boston, MA 02116 or by calling FCRD at (800) 450-4424 or on its website at https://www.firsteagle.com/FEACBDC. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Proxy Statement/Prospectus.

INCORPORATION BY REFERENCE FOR CCAP

This supplement incorporates by reference the documents set forth below that have previously been filed with the SEC:

•	CCAP’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 22, 2023.

INCORPORATION BY REFERENCE FOR FCRD

This supplement incorporates by reference the documents set forth below that have previously been filed with the SEC:

•

FCRD’s Current Report on Form 8-K filed with the SEC on March 7, 2023, which includes FCRD’s consolidated audited financial statements and the audited financial statements of First Eagle Logan JV, LLC, which were furnished therewith.